Exhibit 10.55

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 26, 2004, among U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), BANC OF AMERICA SECURITIES LLC and J.P. MORGAN SECURITIES INC., as Joint Lead Arrangers (the “Joint Lead Arrangers”), the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), BANK OF AMERICA, N.A., as Syndication Agent and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the “Administrative Agent” and, together with the Syndication Agent, each, an “Agent” and, collectively, the “Agents”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of August 11, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. The definition of “Applicable Margin” appearing in Section 10 of the Credit Agreement is hereby amended by (a) deleting the text “2.00%” appearing in clause “(i)(x)” of said definition and inserting the text “1.50%” in lieu thereof and (b) deleting the text “3.00%” appearing in clause “(i)(y)” of said definition and inserting the text “2.50%” in lieu thereof.

2. Section 3.01 of the Credit Agreement is hereby amended by inserting the following new clause (g) at the end of said Section:

(g) The Borrower agrees to pay to the Administrative Agent for pro rata distribution to each Lender with outstanding Term Loans (based on the outstanding principal amount of each such Lender’s outstanding Term Loans at such time), concurrently with any voluntary prepayment or repayment, in each case in full, of all outstanding Term Loans on or prior to September 29, 2004 (unless any such voluntary prepayment or repayment of Term Loans is being made in connection with a voluntary prepayment or repayment of all outstanding Loans at such time and the termination of all outstanding Revolving Loan Commitments at such time), a fee in an aggregate amount equal to 1.0% of the aggregate principal amount of Term Loans so prepaid or so repaid in full.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied; provided that the First Amendment Effective Date may occur concurrently with the last of such conditions to be satisfied:

(i) the Borrower, the Required Lenders and each Lender with outstanding Term Loans immediately prior to the First Amendment Effective Date (each such Lender, a “Term Loan Lender”) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Adam Greenhouse (facsimile: 212-354-8113); and

(ii) the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due.

6. From and after the First Amendment Effective Date all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the First Amendment Effective Date, pursuant to the terms of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

U.S.I. HOLDINGS CORPORATION

By:	/s/ EDWARD J. BOWLER
Name:	Edward J. Bowler
Title:	Senior Vice President

BANC OF AMERICA SECURITIES LLC, as Joint Lead Arranger

By:	/s/ WYATT L. SMITH
Name:	Wyatt L. Smith
Title:	Principal

J.P. MORGAN SECURITIES INC., as Joint Lead Arranger

By:	/S/ R. CRAIG TRACY
Name:	R. Craig Tracy
Title:	Managing Director

BANK OF AMERICA, N.A., individually and as Syndication Agent

By:	/S/ JIM V. MILLER
Name:	Jim V. Miller
Title:	Managing Director

JPMORGAN CHASE BANK, individually, as Administrative Agent and as Issuing Lender

By:	/S/ HELEN L. NEWCOMB
Name:	Helen L. Newcomb
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MARCH 26, 2004, AMONG U.S.I. HOLDINGS CORPORATION, BANC OF AMERICA SECURITIES LLC AND J.P. MORGAN SECURITIES INC., AS JOINT LEAD ARRANGERS, THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS SYNDICATION AGENT AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT

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